                             TRADEMARK SECURITY AGREEMENT

          This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of June 9, 1999 is made by STAR TELECOMMUNICATIONS, INC., a Delaware corporation, and certain of its Subsidiaries identified on the signature pages hereof (each a "Debtor", and collectively "Debtors"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lender Group ("Secured Party").

                                       RECITALS

          A. Debtors and the Lender Group have entered into that certain Loan and Security Agreement, of even date herewith (as amended, restated, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which the Lender Group has agreed to make certain financial accommodations to Debtors, and pursuant to which Debtors have granted to Secured Party for the benefit of the Lender Group security interests in (among other things) all or substantially all of the general intangibles of Debtors.

          B. Pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of the Lender Group under the Loan Agreement, Debtors have agreed to execute and deliver this Agreement to Secured Party for filing with the PTO and with any other relevant recording systems in any domestic jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the trademarks and other general intangibles described herein.

                                      ASSIGNMENT

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, each Debtor hereby agree in favor of Secured Party as follows:

          1.   DEFINITIONS; INTERPRETATION.

               (a) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

          "DEBTOR" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

          "EVENT OF DEFAULT" shall have the meaning ascribed thereto in the Loan Agreement.

          "LENDER GROUP" means, individually and collectively, each of the Lenders and Agent.

          "LENDERS" means, individually and collectively, each of the financial institutions identified on the signature pages of the Loan Agreement, and any other Person made a party thereto in accordance with the provisions of Section 14 thereof (together with their respective successors and assigns).

          "PROCEEDS" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Trademark Collateral, including "proceeds" as defined at UCC Section 9306, all insurance proceeds and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of a Debtor, from time to time in respect of any of the Trademark Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of any Debtor from time to time with respect to any of the Trademark Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trademark Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Trademark Collateral or for or on account of any damage or injury to or conversion of any Trademark Collateral by any Person.

          "PTO" means the United States Patent and Trademark Office and any successor thereto.

          "TRADEMARK COLLATERAL" has the meaning set forth in SECTION 2.

          "TRADEMARKS" has the meaning set forth in SECTION 2.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

          "UNITED STATES" and "U.S." each mean the United States of America.

               (b) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

               (c) INTERPRETATION. In this Agreement, except to the extent the context otherwise requires:

                    (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                    (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                    (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                    (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

                    (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                    (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                    (vii) Any captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

                    (viii) Capitalized words not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement.

                    (ix) In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; PROVIDED, HOWEVER, that the inclusion herein of additional obligations on the part of any Debtor and supplemental rights and remedies in favor of Secured Party for the benefit of the Lender Group (whether under federal law or applicable New York law), in each case in respect of the Trademark Collateral, shall not be deemed a conflict in the Loan Agreement.

          2.   SECURITY INTEREST.

               (a) ASSIGNMENT AND GRANT OF SECURITY IN RESPECT OF THE OBLIGATIONS OTHER THAN THE TERM LOAN AMOUNT. To secure the Obligations (other than the Term Loan Amount), each Debtor hereby grants, assigns, transfers and conveys to Secured Party, for the benefit of the Lender Group, a continuing security interest in certain of such Debtor's right, title and interest in and to the following property, whether now existing or hereafter acquired or arising and whether registered or unregistered (collectively, the "Trademark Collateral"):

                    (i) all state (including common law) and federal trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by such Debtor, and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States and all extensions or renewals thereof, including without limitation any of the foregoing identified on SCHEDULE A hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in the name of the applicable Debtor or in the name of Secured Party or in the name Secured Party for the benefit of the Lender Group for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "Trademarks");

                    (ii) all claims, causes of action and rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;

                    (iii) all general intangibles related to or arising out of any of the Trademarks and all the goodwill of Debtors' business symbolized by the Trademarks or associated therewith; and

                    (iv)   all Proceeds of any and all of the foregoing.

               (b) ASSIGNMENT AND GRANT OF SECURITY IN RESPECT OF THE TERM LOAN AMOUNT. Each Debtor, as security for the payment and performance of the Obligations in respect of the Term Loan Amount (including without limitation, the principal thereof, interest thereon, and the fees and expenses specifically related thereto), hereby grants, assigns, transfers and conveys to Secured Party, for the benefit of the Lender Group, a continuing security interest in all of such Debtor's right, title and interest in, to and under the Trademark Collateral.

               (c) PRIORITY OF LIENS. The Liens granted to Secured Party for the benefit of the Lender Group under subsection 2(a) shall have priority over the Liens granted to Secured Party for the benefit of the Lender Group under subsection 2(b).

               (d) CONTINUING SECURITY INTEREST. Each Debtor hereby agrees that this Agreement shall create continuing security interests in the Trademark Collateral which shall remain in effect until terminated in accordance with
SECTION 18.

               (e) INCORPORATION INTO LOAN AGREEMENT. This Agreement shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Trademark Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement.

               (f) LICENSES. Anything in the Loan Agreement or this Agreement to the contrary notwithstanding, each Debtor may grant non-exclusive licenses of the Trademark Collateral (subject to the security interest (if any) of Secured Party therein) in the ordinary course of business consistent with past practice.

          3. FURTHER ASSURANCES; APPOINTMENT OF SECURED PARTY AS ATTORNEY-IN-FACT. Each Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to Secured Party and all documents and instruments, in form and substance reasonably satisfactory to Secured Party, and take any and all action, which Secured Party may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of the security interest in the Trademark Collateral held by Secured Party for the benefit of the Lender Group and to accomplish the purposes of this Agreement. If any Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Secured Party in accordance with the foregoing, Secured Party shall have the right, in the name of such Debtor, or in the name of Secured Party or otherwise, without notice to or assent by such Debtor, and each Debtor hereby irrevocably constitutes and appoints Secured Party (and any of Secured Party's officers or employees or agents designated by Secured Party) as such Debtor's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of such Debtor on all or any of such documents or instruments and perform all other acts that Secured Party reasonably deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of the security interest in the Trademark Collateral held by Secured Party for the benefit of the Lender Group, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of such Debtor, which Secured Party reasonably may deem necessary or advisable to maintain, preserve and protect the Trademark Collateral and to accomplish the purposes of this Agreement, including (A) after the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Trademark Collateral, (B) after the occurrence and during the continuation of any Event of Default, to assert or retain any rights under any license agreement for any of the Trademark Collateral, and (C) after the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Secured Party to use the Trademark Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Trademark Collateral, and to assign, convey or otherwise transfer title in or dispose of the Trademark Collateral. The power of attorney set forth in this SECTION 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with SECTION 18.

          4. REPRESENTATIONS AND WARRANTIES. Each Debtor represents and warrants to Secured Party and the Lender Group, in each case to the best of its knowledge, information, and belief, as follows:

               (a) NO OTHER TRADEMARKS. SCHEDULE A sets forth, as of the Closing Date, a true and correct list of all of the existing Trademarks that are registered, or for which any application for registration has been filed with the PTO or any corresponding or similar trademark office of any other U.S. jurisdiction, and that are owned or held (whether pursuant to a license or otherwise) and used by such Debtor.

               (b) TRADEMARKS SUBSISTING. Each of the Trademarks listed in SCHEDULE A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and, to the best of such Debtor's knowledge, each of the Trademarks is valid and enforceable.

               (c) OWNERSHIP OF TRADEMARK COLLATERAL; NO VIOLATION. (i) such Debtor has rights in and good and defensible title to the existing Trademark Collateral, (ii) with respect to the Trademark Collateral shown on SCHEDULE A hereto as owned by it, such Debtor is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder and other than Permitted Liens), including licenses, registered user agreements and covenants by such Debtor not to sue third persons, and (iii) with respect to any Trademarks for which such Debtor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Trademark, to the best of such Debtor's knowledge, each such license or licensing agreement is in full force and effect, such Debtor is not in material default of any of its obligations thereunder and, (i) other than the parties to such licenses or licensing agreements, or (ii) in the case of any non-exclusive license or license agreement entered into by such Debtor or any such licensor regarding such Trademark, the parties to any other such non-exclusive licenses or license agreements entered into by such Debtor or any such licensor with any other Person, no other Person has any rights in or to any of the Trademark Collateral. To the best of each Debtor's knowledge, the past, present and contemplated future use of the Trademark Collateral by such Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

               (d) NO INFRINGEMENT. To the best of such Debtor's knowledge, no material infringement or unauthorized use presently is being made of any of the Trademark Collateral by any Person.

               (e) POWERS. Each such Debtor has the unqualified right, power and authority to pledge and to grant to Secured Party security interests in all of the Trademark Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

          5. COVENANTS. So long as any of the Obligations remain unsatisfied, each Debtor agrees that it will comply with all of the covenants, terms and provisions of this Agreement and each such Debtor will promptly give Secured Party written notice of the occurrence of any event that could have a material adverse effect on any of the Trademarks or the Trademark Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Trademarks for which such Debtor is a licensee.

          6. FUTURE RIGHTS. For so long as any of the Obligations shall remain outstanding, or, if earlier, until Secured Party shall have released or terminated, in whole but not in part, its interest in the Trademark Collateral, if and when any Debtor shall obtain rights to any new Trademarks, or any reissue, renewal or extension of any Trademarks, the provisions of SECTION 2 shall automatically apply thereto and the applicable Debtor shall give to Secured Party prompt notice thereof.
Each Debtor shall do all things reasonably deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interests of Secured Party in such future acquired Trademark Collateral. If any Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Secured Party in connection herewith, each Debtor hereby authorizes Secured Party to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on such Debtor's behalf and as its attorney-in-fact to include any future Trademarks which are or become Trademark Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

          7. DUTIES OF SECURED PARTY AND THE LENDER GROUP. Notwithstanding any provision contained in this Agreement, neither Secured Party nor any member of the Lender Group shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Debtors or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Secured Party or any other member of the Lender Group hereunder or in connection herewith, neither Secured Party nor any member of the Lender Group shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Trademark Collateral.

          8. EVENTS OF DEFAULT. The occurrence of any "Event of Default" under the Loan Agreement or any other Loan Document shall constitute an Event of Default hereunder.

          9. REMEDIES. From and after the occurrence and during the continuation of an Event of Default, Secured Party shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Trademark Collateral or any other Collateral. Each Debtor hereby agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9504. Each Debtor hereby agrees that Secured Party shall at all times have such royalty-free licenses, to the extent permitted by law, for any Trademark Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any tangible asset of such Debtor in which Secured Party has a security interest, including Secured Party's rights to sell inventory, tooling or packaging which is acquired by such Debtor (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of any Debtor or Secured Party, to enforce or protect any of the Trademark Collateral, in which event any such Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce such Trademark Collateral, the applicable Debtor, in the exercise of its reasonable business judgment, agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

          10. BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the Debtors and Secured Party for the benefit of the Lender Group and their respective successors and assigns.

          11. NOTICES. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

          12. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the federal laws of the United States of America and the laws of the State of New York.

          13. ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Loan Agreement, together with the Schedules hereto and thereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersede all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in SECTION 6 hereof.

          14. SEVERABILITY. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          15. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          16. LOAN AGREEMENT. Each Debtor acknowledges that the rights and remedies of Secured Party for the benefit of the Lender Group with respect to the security interests in the Trademark Collateral granted hereby are more fully set forth in the Loan Agreement and all such rights and remedies are cumulative.

          17. NO INCONSISTENT REQUIREMENTS. Each Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and such Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms. To the extent of any conflict between the provisions of this Agreement and the Loan Agreement, however, the provisions of the Loan Agreement shall govern.

          18. TERMINATION. Upon the payment in full of the Obligations, including the cash collateralization, expiration, or cancellation of all Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate, and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtors, at Debtors' expense, as shall be necessary to evidence termination of the security interest granted by Debtors to Secured Party for the benefit of the Lender Group hereunder, including cancellation of this Agreement by written notice from Secured Party to the PTO.

          19. AGREEMENT TO BE BOUND BY LOAN AGREEMENT. By its execution and delivery of this Agreement or any joinder hereto, any Debtor that is not a party to the Loan Agreement or any joinder thereto nevertheless shall be deemed to have agreed to be bound by each provision in the Loan Agreement relating to the Debtors or their assets with the same force and effect as though such Debtor were party to the Loan Agreement or any joinder thereto, MUTATIS MUTANDIS.

          20. ADDITIONAL DEBTORS. The initial Debtors hereunder shall be such of the Debtors as are signatories hereto as of the date hereof. From time to time subsequent to the date hereof, additional Debtors, as required by the Loan Agreement or the other Loan Documents, may become parties hereto, as additional Debtors (each, an "Additional Debtor"), by executing and delivering a counterpart of this Agreement. Upon delivery of any such counterpart to Secured Party, notice of which is hereby waived by any other Debtor, each such Additional Debtor shall be a Debtor and shall be as fully a party hereto as if such Additional Debtor were an original signatory hereof. Each Debtor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Debtor, nor by any election of Secured Party not to cause any Person to become an Additional Debtor hereunder. This Agreement shall be fully effective as to any Debtor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Debtor hereunder.


                              [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                                       STAR TELECOMMUNICATIONS, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       CEO TELECOMMUNICATIONS, INC.,
                                       a California corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       CEO CALIFORNIA TELECOMMUNICATIONS, INC., a California corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PT-1 COMMUNICATIONS, INC.,
                                       a New York corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PT-1 LONG DISTANCE, INC.,
                                       a New York corporation


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       HELVEY COM, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       LUCIUS ENTERPRISES, INC.,
                                       a California corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       AS TELECOMMUNICATIONS, INC.,
                                       an Arizona corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PT-1 TECHNOLOGIES, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PT-1 HOLDINGS I, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       PT-1 HOLDINGS II, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       NATIONWIDE DISTRIBUTORS, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       TECHNOLOGY LEASING, INC., a Delaware
                                       corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PT-1 PHONECARD, L.P.,
                                       a Texas limited partnership


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       PLATFORM SERVICES, L.P.,
                                       a Delaware limited partnership


                                       By: /s/
                                           ----------------------------
                                       Title:

                                       PT-1 COMMUNICATIONS PUERTO RICO, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       INVESTMENT SERVICES, INC.,
                                       a Delaware corporation


                                       By: /s/
                                           ----------------------------
                                       Title:


                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation, as agent for
                                       the Lender Group


                                       By: /s/
                                           ----------------------------
                                       Title:

STATE OF CALIFORNIA        )
                           )  ss
COUNTY OF LOS ANGELES      )

          On May ___, 1999, before me, ____________________________, Notary
Public, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



                                       _____________________________________
                                       Signature


[SEAL]



STATE OF CALIFORNIA        )
                           )  ss
COUNTY OF LOS ANGELES      )

          On May ___, 1999, before me, _____________________________, Notary
Public, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



                                       _____________________________________
                                       Signature


[SEAL]

                                     SCHEDULE A

                        to the Trademark Security Agreement
                              TRADEMARKS OF [DEBTORS]



                                          Registration/         Registration/
    TYPE     JURISDICTION     MARK       Application Date      Application No.
    ----     ------------     ----       ----------------      ---------------


                                       A-1